China-Biotics, Inc. to Hold 2010 Annual
Meeting of Stockholders on March 9, 2011

Shanghai, China – December 15, 2010 – China-Biotics, Inc. ("China-Biotics" or "the Company"), (NASDAQ: CHBT) the leading developer, manufacturer, and distributor of probiotics products in China, today announced that the Company’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Wednesday, March 9, 2011, at 10:30 a.m. (Shanghai time).  The Annual Meeting will be held at the Company’s executive offices at No. 26, Orient Global Headquarter, Lane 118, Yonghe Road, Zhabei District, Shanghai 200072, People’s Republic of China. The Company’s Board of Directors has established Tuesday, January 25, 2011, as the record date for determining stockholders entitled to vote at the Annual Meeting, and management expects that the proxy statement for the Annual Meeting will be mailed to stockholders on or about Friday, January 28, 2011.

Stockholder proposals must be received no later than Friday, January 14, 2011, in order to be considered for inclusion in the Company’s proxy statement or to be presented at the Annual Meeting.  Stockholder proposals should be mailed to: No. 26, Orient Global Headquarter, Lane 118, Yonghe Road, Zhabei District, Shanghai 200072, People’s Republic of China, Attn: Corporate Secretary.

About China-Biotics

China-Biotics, Inc. ("China-Biotics" or "the Company"), a leading manufacturer of biotechnology products and supplements, engages in the research, development, marketing and distribution of probiotics dietary supplements in China. Through its wholly owned subsidiaries, Shanghai Shining Biotechnology Co., Ltd. and Growing Bioengineering (Shanghai) Co. Ltd., the Company develops and produces a proprietary product portfolio. Currently, its retail products are sold over the counter, mainly through large distributors, to pharmacies and supermarkets in Shanghai, Jiangsu, and Zhejiang provinces. The Company also sells bulk products to institutional customers such as dairy and animal feed producers, as well as pharmaceutical companies. In February 2010, China-Biotics began its commercial production in China's largest probiotics production facility to meet the growing demand in China. For more information, please visit http://www.chn-biotics.com.

Safe Harbor Statement

The information in this release contains forward-looking statements which involve risks and uncertainties, including statements regarding the Company's capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements, which may be identified by terminology such as "may," "should," "will," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "potential," "forecast," "project," or "continue," the negative of such terms or other comparable terminology. Readers should not rely on forward-looking statements as predictions of future events or results. Any or all of the Company's forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions, risks and uncertainties and other factors which could cause actual events or results to be materially different from those expressed or implied in the forward-looking statements. In evaluating these statements, readers should consider various factors, including the risks described in "Item 1A. Risk Factors" beginning on page 17 and elsewhere in the Company's 2010 Annual Report on Form 10-K. These factors may cause the Company's actual results to differ materially from any forward-looking statement. In addition, new factors emerge from time to time and it is not possible for the Company to predict all factors that may cause actual results to differ materially from those contained in any forward- looking statements. The Company disclaims any obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this document, except as required by applicable law.

Contact:

Travis Cai
Chief Financial Officer
China-Biotics, Inc.
traviscai@chn-biotics.com

Shiwei Yin/Dixon Chen
Grayling
646-284-9474
shiwei.yin@grayling.com
dixon.chen@grayling.com